UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012 (November 15, 2012)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01     Other Events

On November 15, 2012, the Board of Directors of Peoples Bancorp Inc. (“Peoples”) authorized Peoples to prepay all of the outstanding $928,000 principal amount under the Series A 8.62% Junior Subordinated Deferrable Interest Debenture due May 1, 2029 (the “Series A Junior Subordinated Debenture”) and all of the outstanding $30,000,000 principal amount under the Series B 8.62% Junior Subordinated Deferrable Interest Debenture due May 1, 2029 (the “Series B Junior Subordinated Debenture” and, together with the Series A Junior Subordinated Debenture, the “Junior Subordinated Debentures”). The Junior Subordinated Debentures were issued by Peoples to PEBO Capital Trust I, a Delaware business trust, pursuant to the term of the Indenture, dated as of April 20, 1999 (the “Indenture”), between Peoples and Wilmington Trust Company, as Debenture Trustee.
On November 16, 2012, Peoples provided notice to Wilmington Trust Company, in its capacity as Debenture Trustee as well as in its capacity as Property Trustee for PEBO Capital Trust I, that Peoples will prepay the Junior Subordinated Debentures in full on December 19, 2012. Pursuant to the terms of the Indenture, the prepayment price will be equal to 103.017% of the aggregate $30,928,000 principal amount of the Junior Subordinated Debentures ($31,861,098), plus accrued and unpaid interest thereon to, but not including, the date of prepayment (estimated to be $355,466).
Peoples intends to fund the redemption of the Junior Subordinated Debentures using proceeds from a term loan with an unaffiliated financial institution. The loan is expected to bear interest at a fixed rate and be fully amortizing over a five year term, and should close on or before December 19, 2012. Peoples will file a Current Report on Form 8-K disclosing the terms and conditions of the loan after closing.
In accordance with the provisions of the Amended and Restated Declaration of Trust of PEBO Capital Trust I, dated as of April 20, 1999, among Peoples, as Sponsor; the individuals serving as Administrative Trustees; Wilmington Trust Company, as Delaware Trustee and Property Trustee; and the holders of undivided beneficial interests in the assets of PEBO Capital Trust I represented by Common Securities issued to Peoples and Series B 8.62% Capital Securities held by institutional investors, upon the repayment of the Junior Subordinated Debentures, the proceeds will be simultaneously applied to redeem all 928 outstanding Common Securities, each with a liquidation amount of $1,000, and all 30,000 outstanding Series B 8.62% Capital Securities, each with a liquidation amount of $1,000, issued by PEBO Capital Trust I. The redemption price in each case will be equal to 103.017% of the liquidation amount, plus accumulated and unpaid distributions to but not including the date of redemption of the Common Securities and the Series B 8.62% Capital Securities.
On November 19, Peoples issued a news release reporting its intention to prepay the outstanding Junior Subordinated Debentures in full on December 19, 2012. A copy of the news release is filed with the Current Report on Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits on Page 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	November 19, 2012	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on November 19, 2012